UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 27, 2018

Enstar Group Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box HM 2267, Windsor Place, 3rd Floor 22 Queen Street, Hamilton HM JX Bermuda	N/A
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (441) 292-3645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.
On June 27, 2018, Enstar Group Limited (the “Company”) consummated its previously disclosed public offering of 16,000,000 depositary shares (the “Depositary Shares”), each of which represents a 1/1,000th interest in a share of its 7.00% fixed-to-floating rate perpetual non-cumulative preference shares, Series D, par value of $1.00 per share, with a liquidation preference of $25,000 per share (equivalent to $25 per Depositary Share) (the “Preference Shares”).
Dividends on the Preference Shares will be payable on a non-cumulative basis only when, as and if declared, quarterly in arrears on March 1, June 1, September 1 and December 1 of each year, commencing on September 1, 2018, at a rate equal to 7.00% of the liquidation preference per annum (equivalent to $1,750.00 per Preference Share and $1.75 per Depositary Share).
In connection with such transaction, the Company adopted a Certificate of Designations (the “Certificate of Designations”) with respect to the Preference Shares. Pursuant to the Certificate of Designations, the Preference Shares rank senior to the Company’s voting and non-voting ordinary shares and Series C Participating Non-Voting Perpetual Preferred Shares as to dividends and distributions of assets upon the Company’s liquidation, dissolution or winding up.
The foregoing description of the Certificate of Designations does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designations, a copy of which is attached hereto as Exhibit 4.1 and is incorporated by reference herein. The form of share certificate for any Preference Shares that may be issued in certificated form is attached hereto as Exhibit 4.2 and incorporated by reference herein.
In connection with the issuance of the Depositary Shares, the Company entered into a Deposit Agreement, dated as of June 27, 2018 (the “Deposit Agreement”), by and among the Company, American Stock Transfer & Trust Company, LLC and the holders from time to time of the depositary receipts (the “Depositary Receipts”) evidencing the Depositary Shares. The Preference Shares were deposited against delivery of the Depositary Receipts pursuant to the Deposit Agreement. The Deposit Agreement is attached hereto as Exhibit 4.3 and the form of Depositary Receipt is attached hereto as Exhibit 4.4. The foregoing description of the Deposit Agreement is qualified in its entirety by reference to such exhibit, which is incorporated by reference herein.
Item 5.03 Amendments to Articles of Incorporation or Bye-Laws.
Item 3.03 above is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d)   Exhibits

Exhibit No.	Description

4.1	Certificate of Designations of 7.00% fixed-to-floating rate perpetual non-cumulative preference shares, Series D

4.2	Form of Share Certificate evidencing 7.00% fixed-to-floating rate perpetual non-cumulative preference share, Series D

4.3	Deposit Agreement, dated June 27, 2018 between the Company, American Stock Transfer & Trust Company, LLC and the holders from time to time of the Depositary Receipts

4.4	Form of Depositary Receipt (included in Exhibit 4.3)

5.1	Opinion of Drinker Biddle & Reath LLP

5.2	Opinion of Conyers Dill & Pearman Limited

12.1	Computation of Pro Forma Ratios of Earnings to Fixed Charges

23.1	Consent of Drinker Biddle & Reath LLP (included in Exhibit 5.1)

23.2	Consent of Conyers Dill & Pearman Limited (included in Exhibit 5.2)

99.1	Expenses of the Offering

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSTAR GROUP LIMITED

Date: June 27, 2018	By:	/s/ Guy Bowker
Guy Bowker
Chief Financial Officer